Exhibit 10.17

MEVION MEDICAL SYSTEMS, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

Mevion Medical Systems, Inc., a Delaware corporation (the “Company”), hereby issues and sells the shares of its common stock specified below (the “Shares”) pursuant to its 2005 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of purchaser (the “Stockholder”):
Date:
Number of shares sold hereunder:
Purchase price per share:	$
Form of payment:	Cash
Number of Shares that are Vested Shares on the Vesting Start Date:	-0-
Number of Shares that are Unvested Shares on the Vesting Start Date:
Vesting Start Date:

Vesting Schedule:

The date of this stock purchase, as first written above:	No shares
One calendar year from the Vesting Start Date (the “Anniversary Date”):	25% of the Shares
On the last day of each of the first 35 calendar months after the Anniversary Date:	An additional 2.083% of the Shares
On the last day of the 36th calendar month after the Anniversary Date:	An additional 2.095% of the Shares, such that all Shares subject to this agreement are vested.
All vesting is dependent on the continuation of a Business Relationship with the Company, as provided herein.

This stock purchase satisfies in full all commitments that the Company has heretofore made to the Stockholder with respect to the issuance of stock, stock options or other equity securities.

MEVION MEDICAL SYSTEMS, INC.

Signature of Stockholder	By:
Name of Officer:
Street Address	Title:
City/State/Zip Code

MEVION MEDICAL SYSTEMS, INC.

Restricted Stock Purchase Agreement — Incorporated Terms and Conditions

Mevion Medical Systems, Inc., a Delaware corporation (the “Company”), agrees to sell to the Stockholder, and the Stockholder agrees to purchase from the Company, shares of the Company’s common stock (“Common Stock”) on the following terms and conditions:

1. Grant Under Plan. This stock purchase is made pursuant to and is governed by the Company’s 2005 Stock Option and Incentive Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meanings as in the Plan. The Stockholder acknowledges receipt of a copy of the Plan.

2. Purchase and Sale of Stock; Payment of Purchase Price. The Company hereby sells and the Stockholder hereby purchases the Shares specified on the cover page at the price specified thereon. The purchase price is being paid by the Stockholder upon execution and delivery of this agreement as set forth on the cover page hereof. The Company will promptly issue a certificate or certificates registered in the Stockholder’s name representing the Shares, with such certificates to be held in escrow in accordance with the terms hereof.

3. Vesting.

(a) Vesting Schedule if Business Relationship Continues. If the Stockholder has continuously maintained a Business Relationship with the Company through the vesting dates specified on the cover page hereof, Unvested Shares shall become Vested Shares (or shall “vest”) on such dates in an amount equal to the number of shares set opposite the applicable date on the cover page. “Unvested Shares” shall be subject to the repurchase provisions described in Section 6 unless and until they become “Vested Shares.” The Stockholder agrees not to sell, assign, transfer, pledge, hypothecate, gift, mortgage or otherwise encumber or dispose of (except to the Company or any successor to the Company) all or any Unvested Shares or any interest therein, and any Unvested Shares shall be held in escrow by the Company in accordance with the terms of Section 6 below unless and until they become Vested Shares. If the Stockholder’s Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no Unvested Shares shall become Vested Shares thereafter under any circumstances with respect to the Stockholder. Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company (the “Board of Directors”). The Board of Directors, in its discretion, may accelerate any vesting dates.

(b) Vesting upon an Acquisition. Upon the occurrence of an Acquisition (as defined below), the vesting schedule shall be accelerated as follows: (i) if the Acquisition occurs prior to the Anniversary Date, the vesting schedule shall be accelerated in part so that a number of shares equal to 25% of the Shares subject to this agreement vest immediately upon such Acquisition and Shares thereafter continue to vest at an additional 2.083% of the original number of Shares on the last day of each calendar month in accordance with the original vesting schedule; or (ii) if the Acquisition occurs after the Anniversary Date, the vesting schedule shall be accelerated in part so that an additional number of shares equal to 24.996% of the Shares vest immediately upon such

Acquisition and Shares thereafter continue to vest at an additional 2.083% of the original number of Shares on the last day of each calendar month in accordance with the original vesting schedule.

(c) Definitions. The following definitions shall apply:

“Acquisition” means the occurrence of any of the following events: (x) the sale of the Company by merger in which the stockholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board of Directors.

“Business Relationship” means service to the Company or its successor in the capacity of an employee, officer, director, advisor or consultant.

“Stockholders Agreement” means that certain Second Amended and Stockholders Agreement, dated as of September 5, 2007, by and among the Company and the parties listed on Schedule I thereto.

(d) Termination of Employment. For purposes hereof, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Stockholder after the approved period of absence; in the event of such an approved leave of absence, vesting of Unvested Shares shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company’s written approval of the leave of absence. For purposes hereof, a termination of employment followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease unless the Company enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this agreement. This agreement shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Stockholder continuously remains an employee of the Company or any Subsidiary.

4. Restrictions on Transfer; Purchase by the Company. The Stockholder may not sell, assign, transfer, pledge, encumber or dispose of (“Transfer”) all or any of his or her Unvested Shares except to the Company pursuant to this Section 4, and may Transfer Vested Shares only in accordance with the transfer restrictions provided in the Stockholders Agreement.

Upon the termination of the Stockholder’s Business Relationship, the Stockholder shall sell to the Company (or the Company’s assignee) all Unvested Shares in accordance with the procedures set forth below, unless the Board of Directors determines within 90 days of such termination not to purchase the Unvested Shares. The purchase price (the “Repurchase Price”) of such Shares (the “Repurchased Shares”) shall be the price paid for them (subject to adjustment as herein provided). The sale of the Repurchased Shares shall take place automatically effective upon termination of the Stockholder’s Business Relationship. Such sale shall be effected by the Escrow Holder’s (as defined below) delivery to the Company of a certificate or certificates evidencing the Repurchased Shares, duly endorsed for transfer to the Company. Upon receipt thereof, the Company shall mail a check for the Repurchase Price to the Stockholder or shall cancel indebtedness owed to the Company by the Stockholder by written notice mailed to the Stockholder, or both. Upon the mailing of a check in payment of the purchase price in accordance with the terms hereof or cancellation of indebtedness as aforesaid, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name or cancel the number of Shares being repurchased by the Company.

5. Investment Representation. The Stockholder represents, warrants and acknowledges that the Stockholder: (i) has had an opportunity to ask questions of and receive answers from a Company representative concerning the terms and conditions of this investment; (ii) is acquiring the Shares with the Stockholder’s own funds, for the Stockholder’s own account for the purpose of investment, and not with a view to any resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); and (iii) is a sophisticated investor with such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Shares and that the Stockholder is able to and must bear the economic risk of the investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and therefore, cannot be offered or sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Furthermore, the Company may place legends on any stock certificate representing the Shares with the securities laws and contractual restrictions thereon and issue related stop transfer instructions.

The Stockholder acknowledges and understands that the Shares have not been registered under the Securities Act, nor registered pursuant to the provisions of the securities laws or other laws of any other applicable jurisdictions, in reliance on exemptions for private offerings contained in Section 4(2) of the Securities Act and in the laws of such jurisdictions. The Stockholder further understands that the Company has no intention and is under no obligation to register the Shares under the Securities Act or to comply with the requirements for any exemption that might otherwise be available, or to supply the Stockholder with any information necessary to enable the Stockholder to make routine sales of the Shares under Rule 144 or any other rule of the Securities and Exchange Commission.

6. Escrow of Shares. All Shares shall be held in escrow until payment in full of the note (if any) referred to on the cover page and thereafter all Unvested Shares shall be held in escrow by the Company, as escrow holder (“Escrow Holder”).

The Escrow Holder is hereby directed to transfer the Unvested Shares in accordance with this agreement or instructions signed by both the Stockholder and the Company. If the Company or any assignee exercises its repurchase rights hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the Company or such assignee, shall take all steps necessary to accomplish such transfer. The Stockholder hereby grants the Escrow Holder an irrevocable power of attorney coupled with an interest to take any and all actions required to effect such transfer.

The Escrow Holder may act in reliance upon advice of counsel in reference to any matter(s) connected with this agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

With respect to any Unvested Shares that become Vested Shares, the Company, upon the written request of the Stockholder, shall promptly issue a new certificate for the number of shares which have become Vested Shares and shall deliver such certificate to the Stockholder and shall deliver to the Escrow Holder a new certificate for the remaining Unvested Shares in exchange for the certificate then being held by the Escrow Holder.

Subject to the terms hereof, the Stockholder shall have all the rights of a stockholder with respect to the Unvested Shares while they are held in escrow, including without limitation, the right to vote the Unvested Shares and receive any cash dividends declared thereon. If, from time to time while the Escrow Holder is holding Unvested Shares, there is any stock dividend, stock split or other change in or respecting such shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his or her ownership of the Unvested Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as “Unvested Shares” for purposes of this agreement and the repurchase rights of the Company.

7. Stockholders Agreement Instrument of Accession. As a condition of receipt of the Shares issued herein, the Stockholder shall execute and deliver to the Company an Instrument of Accession, attached hereto as Exhibit A, to the Stockholders Agreement agreeing to be bound thereto as a Holder. The Stockholder acknowledges receipt from the Company of a copy of the Stockholders Agreement.

8. Certain Tax Matters. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the transfer of, or the lapse of restrictions on, the Shares, the Stockholder hereby agrees that the Company may withhold from the Stockholder’s wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration. The Stockholder further agrees that, if the Company does not withhold an amount from the Stockholder’s wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Stockholder will make reimbursement on demand, in cash, for the amount underwithheld.

The Stockholder represents that he or she has received tax advice from his or her own personal tax advisor on the tax consequences of a purchase of the Shares. The Stockholder understands the tax consequences of filing (and not filing) a Section 83(b) election under the Internal Revenue Code of 1986, as amended (the “Code”). The filing of a Section 83(b) election is the Stockholder’s responsibility.

9. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in the state of Delaware, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

10. Provision of Documentation to Stockholder. By signing this agreement the Stockholder acknowledges receipt of a copy of this agreement and a copy of the Plan.

11. Miscellaneous.

(a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Stockholder, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company’s principal executive offices, attention of the Corporate Secretary.

(b) Entire Agreement; Modification. This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

(c) Fractional Shares. All fractional Shares resulting from the adjustment provisions contained in the Plan shall be rounded down.

(d) Changes in Capital Structure. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the securities received in respect of such event shall be “Shares” hereunder subject to this agreement and shall retain the same status as “Vested Shares” or “Unvested Shares” as the Shares in respect of which they were received, and the repurchase price per security subject to repurchase shall be appropriately adjusted by the Company.

(e) Severability. The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

(f) Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth herein.

(g) Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the state of Delaware without giving effect to the principles of the conflicts of laws thereof.

(h) No Obligation to Continue Employment. Neither the Plan, this agreement nor any provision hereof imposes any obligation on the Company to continue the Stockholder in employment or any other Business Relationship with the Company.

Exhibit A

MEVION MEDICAL SYSTEMS, INC.

INSTRUMENT OF ACCESSION

The undersigned,                            , as a condition precedent to becoming the owner or holder of record of                            (            ) shares of the                            stock, par value $.001 per share, of Mevion Medical Systems, Inc., a Delaware corporation (the “Company”), hereby agrees to become a Holder under that certain Second Amended and Restated Stockholders Agreement dated as of September 5, 2007 by and among the Company and the other stockholders of the Company (the “Stockholders Agreement”). This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Stockholders Agreement immediately upon execution and delivery to the Company of this Instrument of Accession.

IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Delaware, as of the date below written.

Signature:

(Print Name)

Address:

Date:

Accepted:

MEVION MEDICAL SYSTEMS, INC.

By:
Name:
Title:

Date: